Exhibit 10.5

COMMON STOCK PURCHASE AGREEMENT

This COMMON STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of August 9, 2013, is made by and between American Eagle Energy Corporation, a Nevada corporation (the “Company”), and Power Energy Holdings, LLC, an Illinois limited liability company (the “Purchaser”). The Company and the Purchaser are sometimes individually referred to in this Agreement as a “Party” and collectively as the “Parties.”

WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, an aggregate of 5,000,000 shares of the Company’s common stock, par value $0.001 per share (such 5,000,000 shares of common stock, collectively, the “Common Shares”), for an aggregate purchase price of $10,000,000.00, in accordance with the terms hereof pursuant to a currently effective shelf registration statement on Form S-3, Registration Number 333-189191 (the “Registration Statement”), which Registration Statement has been declared effective in accordance with the Securities Act of 1933, as amended (the “Securities Act”), by the United States Securities and Exchange Commission (the “Commission”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

SALE AND PURCHASE OF the common SHARES; Closing

SECTION 1.01                    Sale and Purchase of the Common Shares. Upon the terms and subject to the conditions of this Agreement, at the Closing, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the Common Shares for the purchase price of $2.00 per Common Share, with an aggregate purchase price of $10,000,000.00 (the “Purchase Price”).

SECTION 1.02                    Closing. The closing of the issuance, sale, and purchase of the Common Shares (the “Closing”) shall take place at the offices of the Company, at 2549 West Main Street, Suite 202, Littleton, Colorado 80120, at 9:00 a.m. Mountain Daylight Time on August 9, 2013, or at such other location or time or on such other date as the Parties may agree. The date on which the Closing will occur is referred to herein as the “Closing Date.” At the Closing, the Company shall issue and deliver to the Purchaser a stock certificate, registered in the name of the Purchaser, representing the Common Shares in exchange for the payment of the Purchase Price by the Purchaser to the Company pursuant to the wire transfer instructions furnished by the Company.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Purchaser as of the Closing Date as follows:

SECTION 2.01                    Organization and Good Standing. The Company and its subsidiaries have been duly incorporated or organized and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization, are duly qualified to do business, and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Company Material Adverse Effect”).

SECTION 2.02                    Authority and Binding Obligation. The Company has the necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The Company has duly executed and delivered this Agreement and, assuming due authorization, execution, and delivery hereof by the Purchaser, this Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, or other similar laws relating to creditors’ rights and general principles of equity.

SECTION 2.03                    Capitalization. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to any preemptive rights. Except as disclosed in the Company Reports (as defined in Section 2.08), (i) there are no options, warrants, calls, subscriptions, convertible securities, or other rights, agreements, or commitments that obligate the Company or any of its subsidiaries to issue, transfer, sell, or register any shares of capital stock or other securities of the Company or any of its subsidiaries, (ii) there are no outstanding obligations of the Company or any of its subsidiaries to repurchase, redeem, or otherwise acquire any shares of capital stock of the Company or any of its subsidiaries, and (iii) there are no outstanding stock appreciation rights, security-based performance units, “phantom” stock, or other security rights or other agreements or arrangements pursuant to which any person is or may be entitled to receive any payment or other value based on the revenues, earnings, or financial performance or other attribute of the Company or any of its subsidiaries or assets or calculated in accordance therewith (other than payments or commissions to employees or agents of the Company or any of its subsidiaries in the ordinary course of business consistent with past practices). The Company has no outstanding bonds, debentures, notes, or other obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter. There are no voting trusts or other agreements or understandings to which the Company is a party with respect to the voting of capital stock of the Company.

SECTION 2.04                    The Common Shares. The Common Shares to be issued and sold by the Company hereunder, when issued and delivered and paid for as provided herein, will be duly authorized, validly issued, fully paid, and nonassessable. The issuance of the Common Shares is not subject to any preemptive or similar rights. The issuance by the Company to the Purchaser of the Common Shares has been registered under the Securities Act and all Common Shares issuable pursuant to this Agreement, when delivered, will be freely transferable and tradable in the public markets by the Purchaser without restriction other than any restrictions arising solely from an act or omission of the Purchaser. The Registration Statement is effective and available for the issuance of the Common Shares thereunder and the Company has not received any notice that the Commission has issued or intends to issue a stop-order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The “Plan of Distribution” section under the Registration Statement as supplemented by the Prospectus Supplement (as defined in Section 2.07 below) permits the issuance and sale of the Common Shares.

SECTION 2.05                    No Violation or Default. Neither the Company nor any of its subsidiaries is: (i) in violation of its articles of incorporation or bylaws or similar organizational documents, (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, or condition contained in any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (iii) in violation of any law or statute or any judgment, order, rule, or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Company Material Adverse Effect.

SECTION 2.06                    No Conflicts. The execution, delivery, and performance by the Company of this Agreement, including the issuance and sale of the Common Shares, will not: (i) result in any violation of the provisions of the articles of incorporation or bylaws or similar organizational documents of the Company or any of its subsidiaries, (ii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (iii) subject to the Required Approvals (as defined in Section 2.07 below), result in the violation of any law or statute or any judgment, order, rule, or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such conflict, breach, violation, or default that would not, individually or in the aggregate, have a Company Material Adverse Effect.

SECTION 2.07                    No Governmental Consents Required. No consent, approval, authorization, order, license, registration, filing, or qualification of or with any court or arbitrator or governmental or regulatory authority is required to be obtained or made by the Company for the execution, delivery, and performance by the Company of this Agreement, including the issuance and sale of the Common Shares, other than (i) the filing of the supplement to the base prospectus contained in the Registration Statement to be filed in connection with the sale to the Purchaser of the Common Shares (the “Prospectus Supplement”) and (ii) any notice filings, reports, or other documents required to be made following the Closing Date under applicable federal and state securities laws (collectively, the “Required Approvals”).

SECTION 2.08                    Financial Statements. The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included or incorporated by reference in the periodic reports filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) since December 31, 2012 (including exhibits and any amendments thereto or incorporated by reference therein, collectively, the “Company Reports”) comply in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified (subject, in the case of unaudited statements, to (i) such exceptions as may be permitted for Quarterly Reports on Form 10-Q filed with the Commission and (ii) normal, recurring year-end audit adjustments that are not material in the aggregate). Such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods covered thereby, except as may be noted therein.

SECTION 2.09                    No Company Material Adverse Effect. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Company Reports, (i) there has not been any Company Material Adverse Effect and (ii) except for the transactions contemplated by this Agreement and the transaction identified on Schedule 2.09, the Company and its subsidiaries have conducted their respective businesses in the ordinary course.

SECTION 2.10                    No Other Representations or Warranties. Except for the representations and warranties made by the Company in this Article II, neither the Company nor any other person makes any representation or warranty with respect to the Company or its subsidiaries or their respective businesses, operations, assets, liabilities, condition (financial or otherwise), or prospects, notwithstanding the delivery or disclosure to the Purchaser or any of its affiliates or representatives of any documentation, forecasts, or other information with respect to any one or more of the foregoing.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to the Company as of the Closing Date as follows:

SECTION 3.01                    Organization and Good Standing. The Purchaser has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to do business, and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the Purchaser or on the performance by the Purchaser of its obligations under this Agreement (a “Purchaser Material Adverse Effect”).

SECTION 3.02                    Authority and Binding Obligations. The Purchaser has the necessary limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The Purchaser has duly executed and delivered this Agreement and, assuming due authorization, execution, and delivery hereof by the Company, this Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, or other similar laws relating to creditors’ rights and general principles of equity.

SECTION 3.03                    No Conflicts. The execution, delivery, and performance by the Purchaser of this Agreement, including the purchase of the Common Shares, will not (i) result in any violation of the provisions of the organizational documents of the Purchaser, (ii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any property or assets of the Purchaser pursuant to, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Purchaser is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) result in the violation of any law or statute or any judgment, order, rule, or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such conflict, breach, violation, or default that would not, individually or in the aggregate, have a Purchaser Material Adverse Effect.

SECTION 3.04                    No Governmental Consents Required. No consent, approval, authorization, order, license, registration, or qualification of or with any court or arbitrator or governmental or regulatory authority is required to be obtained or made by the Purchaser for the execution, delivery, and performance by the Purchaser of this Agreement.

SECTION 3.05                    Investment Experience. The Purchaser has such knowledge and experience in financial and business matters so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof.

SECTION 3.06                    No Governmental Review. The Purchaser understands that no federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Shares or the fairness or suitability of the investment in the Common Shares nor have such authorities passed upon or endorsed the merits of the offering of the Common Shares.

SECTION 3.07                    Access to Information. The Purchaser acknowledges that the Purchaser has had access to the Registration Statement, the Prospectus Supplement, and such financial and other information relating to the Company, including the Company Reports and the Company’s other annual, quarterly, and current reports, registration statements, prospectuses, proxy statements, information statements, and other documents (including exhibits and amendments) filed by the Company with the Commission and other publicly available information regarding the Company, required for the Purchaser to make an informed decision with respect to the Purchaser’s purchase of the Common Shares hereby and that the Purchaser has had an opportunity to discuss the Company’s business, management, and financial affairs with the Company’s management, and has had all of the Purchaser’s questions regarding the Company or the Common Shares answered to the Purchaser’s satisfaction. Without limitation of the generality of the foregoing, the Purchaser further acknowledges that it has had access to certain financial and other information relating to the Company in connection with the transaction identified on Schedule 2.09. The Purchaser acknowledges that it should carefully review the risk factors set forth in the Company Reports and in the Prospectus Supplement. The Purchaser is not relying upon any representation or warranty of the Company or any employee, officer, or director of the Company other than the representations and warranties of the Company expressly provided herein. The Purchaser has obtained the advice of independent counsel and tax advisors of the Purchaser’s choice in connection with this Agreement and the transactions contemplated hereby or has knowingly elected not to receive such counsel.

ARTICLE IV

CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER

The obligations of the Purchaser to purchase and pay for the Common Shares at the Closing are subject to the satisfaction, at or prior to the Closing, of the following conditions (any or all of which may be waived by the Purchaser, in whole or in part):

SECTION 4.01                    Stock Certificates. The Purchaser shall have received a certificate representing the Common Shares.

SECTION 4.02                    Representations and Warranties. The representations and warranties contained in Article II shall be true and correct in all material respects as of the Closing, and an executive officer of the Company shall have certified to such effect to the Purchaser in writing.

SECTION 4.03                    Performance. The Company shall have performed and complied in all material respects with all agreements contained herein required to be performed or complied with by it at or prior to the Closing and an executive officer of the Company shall have certified to the Purchaser in writing to such effect.

SECTION 4.04                    Closing Certificates. The Purchaser shall have received copies of the following certificates and other documents:

(a)                a certificate of the Secretary of State of the State of Nevada, dated as of a recent date, as to the good standing of the Company; and

(b)               a certificate of the Secretary of the Company dated the Closing Date and certifying:

(i)                 that attached thereto are true and complete copies of the articles of incorporation and bylaws of the Company as in effect on the Closing Date; and

(ii)               that attached thereto is a true and complete copy of all resolutions of the Board of Directors of the Company authorizing the execution, delivery, and performance of this Agreement, including the issuance and sale of the Common Shares, and that all such resolutions are in full force and effect.

SECTION 4.05                    No Actions or Proceedings. No action or proceeding by or before any court, administrative body, or governmental agency shall have been instituted or threatened that seeks to enjoin, restrain, or prohibit this Agreement or the consummation of the transactions contemplated by this Agreement. No law or regulation shall be in effect and no court order shall have been entered in any action or proceeding instituted by any party that enjoins, restrains, or prohibits this Agreement or the consummation of the transactions contemplated by this Agreement.

SECTION 4.06                    Registration Statement. The Commission shall not have issued a stop-order with respect to the Registration Statement or otherwise suspended or withdrawn the effectiveness of the Registration Statement.

ARTICLE V

CONDITIONS TO the OBLIGATIONS of the company

The obligations of the Company to issue and sell the Common Shares at the Closing are subject to the satisfaction, at or prior to the Closing, of the following conditions (any or all of which may be waived by the Company, in whole or in part):

SECTION 5.01                    Representations and Warranties. The representations and warranties contained in Article III shall be true and correct in all material respects as of the Closing, and an executive officer of the Purchaser shall have certified to such effect to the Company in writing.

SECTION 5.02                    Performance. The Purchaser shall have performed and complied in all material respects with all agreements contained herein required to be performed or complied with by it at or prior to the Closing and an executive officer of the Purchaser shall have certified to the Company in writing to such effect.

SECTION 5.03                    No Actions or Proceedings. No action or proceeding by or before any court, administrative body, or governmental agency shall have been instituted or threatened that seeks to enjoin, restrain, or prohibit this Agreement or the consummation of the transactions contemplated by this Agreement. No law or regulation shall be in effect and no court order shall have been entered in any action or proceeding instituted by any party that enjoins, restrains, or prohibits this Agreement or the consummation of the transactions contemplated by this Agreement.

SECTION 5.04                    Registration Statement. The Commission shall not have issued a stop-order with respect to the Registration Statement or otherwise suspended or withdrawn the effectiveness of the Registration Statement.

ARTICLE VI

INDEMNIFICATION

SECTION 6.01                    Survival. All covenants, agreements, representations, and warranties made by either Party in this Agreement, and the indemnification obligations of the Parties with respect thereto, shall survive the execution and delivery of this Agreement and the Closing and continue in full force and effect until the one-year anniversary of the Closing Date (the “Expiration Date”). If, at any time prior to the Expiration Date, any Purchaser Indemnified Party or Company Indemnified Party (as such terms are defined in Sections 6.02 and 6.03, respectively), as the case may be, delivers to the other Party a written notice asserting a claim for indemnification hereunder, then the claim asserted in such written notice shall survive until such time as such claim is finally resolved.

SECTION 6.02                    Indemnification of the Purchaser. The Company shall indemnify and hold harmless the Purchaser and each affiliate, member, director, officer, employee, agent, representative, and successor-in-interest of the Purchaser (the “Purchaser Indemnified Parties”) from and against any and all Losses (as defined below) asserted against, resulting to, imposed upon, or incurred or suffered by the Purchaser Indemnified Parties, directly or indirectly, as a result of or arising from (i) any inaccuracy in or breach of any of the representations and warranties made by the Company in this Agreement or (ii) any breach of or nonperformance by the Company of its covenants, agreements, or other obligations under this Agreement. For purposes of this Agreement, “Losses” means any loss, damage, liability, settlement, judgment, award, fine, penalty, or reasonable fee (including reasonable attorneys’ fees), cost, or expense.

SECTION 6.03                    Indemnification of the Company. The Purchaser shall indemnify and hold harmless the Company and each affiliate, stockholder, director, officer, employee, agent, representative, and successor-in-interest of the Company ( the “Company Indemnified Parties”) from and against any and all Losses, asserted against, resulting to, imposed upon, or incurred or suffered by the Company Indemnified Parties, directly or indirectly, as a result of or arising from (i) any inaccuracy in or breach of any of the representations and warranties made by the Purchaser in this Agreement or (ii) any breach of or nonperformance by the Purchaser of its covenants, agreements, or other obligations under this Agreement.

SECTION 6.04                    Exclusive Remedies. The remedies provided in this Article VI shall be deemed the sole and exclusive remedies of the Parties with respect to this Agreement and the transactions contemplated hereby after the Closing, and no Party shall pursue or seek to pursue any other remedy except for any equitable relief to which any Party may be entitled or in the case of fraud.

ARTICLE VII

Other agreements of the parties; MISCELLANEOUS

SECTION 7.01                    Prospectus Supplement. The Company will use its reasonable best efforts to file the Prospectus Supplement in accordance with the requirements of Rule 424 promulgated under the Securities Act on or before the Closing Date.

SECTION 7.02                    Brokerage. Each Party hereto will indemnify and hold harmless the other Party against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements, or understandings made or claimed to have been made by such Party with any third party.

SECTION 7.03                    Expenses. Each Party shall pay all of its own fees and expenses incurred in connection with the negotiation, preparation, and execution of this Agreement.

SECTION 7.04                    Notices. All notices, requests, consents, and other communications hereunder shall be in writing and will be deemed to have been duly given when (i) delivered by hand (with written confirmation of receipt), (ii) received by the addressee, if sent by a nationally recognized overnight delivery service, (iii) received by the addressee, if mailed by certified or registered mail, return receipt requested, postage prepaid, or (iv) sent by facsimile or email (with confirmation of receipt), addressed as follows:

If to the Company:

2549 W. Main Street, Suite 202

Littleton, Colorado 80120

Attention: Bradley M. Colby

Facsimile: (303) 798-5767

With a copy to:

(which shall not constitute notice)

Baker & Hostetler LLP

600 Anton Blvd., Suite 900

Costa Mesa, California 92626

Attention: Randolf W. Katz

Facsimile: (714) 966-8802

If to the Purchaser:

Power Energy Holdings, LLC

778 Frontage Rd., Suite 122

Northfield, Illinois 60093

Attention: George P. Archos

Facsimile: (___0 ___ - ____

With a copy to:

(which shall not constitute notice)

_____________________

_____________________

_____________________

Attention: _____________

Facsimile: (___) ___ - ____

or, in any such case, at such other address or addresses as shall have been furnished in writing by such Party to the other.

SECTION 7.05                    Governing Law. The execution, delivery, and performance of this Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Nevada. Any proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought or otherwise commenced in any state or federal court of the United States situated in Denver County, Colorado.

SECTION 7.06                    Entire Agreement. This Agreement, including the Schedule hereto, supersedes all prior agreements between the Parties with respect to its subject matter and constitutes the sole and entire agreement of the Parties with respect to the subject matter hereof. All Schedules and Exhibits hereto are hereby incorporated herein by reference.

SECTION 7.07                    Assignments and Successors. This Agreement shall not be assigned by either of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Party, which consent may be withheld, delayed, denied, or conditioned by such Party in its sole and absolute discretion. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective successors and assigns.

SECTION 7.08                    Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7.09                    Amendments. This Agreement may be amended or modified with the written consent of the Company and the Purchaser.

SECTION 7.10                    Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

SECTION 7.11                    Section Headings; Construction. The headings of Articles and Sections in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement. All references to “Article”, “Articles”, “Section”, or “Sections” refer to the corresponding Article, Articles, Section, or Sections (or sub-Section or sub-Sections) of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

SECTION 7.12                    No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns, except for the rights of the Purchaser Indemnified Parties and Company Indemnified Parties under Article VI of this Agreement.

[Signatures of the Parties appear on the next page.]

IN WITNESS WHEREOF, the undersigned have executed this Common Stock Purchase Agreement as of the date first set forth above.

THE COMPANY:

AMERICAN EAGLE ENERGY CORPORATION

By:	/s/ Bradley M. Colby
Bradley M. Colby, President and
Chief Executive Officer

THE PURCHASER:

POWER ENERGY HOLDINGS, LLC

By:	/s/ George P. Archos
George P. Archos, authorized signatory

Schedule 2.09

  The Company and Morgan Stanley Capital Group Inc. (“MSCC”) may enter into one or a series of agreements that relate to a term loan financing in favor of the Company by MSCC and any other lenders named in such agreement(s) (the “Debt Financing Transaction”). Although no assurances can be given as to whether the Debt Financing Transaction will close on the terms that have been disclosed to the Purchaser, or whether the Debt Financing Transaction will close at all, the Company currently expects that the Debt Financing Transaction will close within four weeks of the date hereof.